COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Legal proceedings
In the ordinary course of business, we are involved from time to time in various claims and legal actions incident to our operations, both as a plaintiff and defendant. In the opinion of management, after consulting with legal counsel, none of these other claims are currently expected to have a material adverse effect on the results of operations, financial position or cash flows. We intend to vigorously defend ourselves in these matters.
Lease agreements
The Company leases office space in various locations within United States and Canada. The leases entered into by the Company consist of both long-term and short-term leases. Lease agreements in two locations provide the option to extend for three years upon the provision of nine-month notice. No lease agreement or arrangement is considered material to the overall lease portfolio.
The rental expense for the years ended December 31, 2020 and 2019 was $2.0 million and $2.2 million, respectively.
At December 31, 2020, the future minimum lease payments for the Company were comprised of the following (in thousands):

Year Ending December 31:
2021	$1,815
2022	1,787
2023	1,845
2024	1,418
2025	404
Thereafter	—
Total	$7,269
The lease obligations were evaluated due to the COVID-19 economic environment and recorded a reserve of approximately $4.2 million as a result of the cease use of certain leased properties (included in the future minimum lease payments above), which was included in General and administrative expenses in the consolidated statements of operations during the years ended December 31, 2020. As of December 31, 2020, $1.7 million is accrued for within Accrued expenses and other current liabilities and $1.9 million is accrued for within Other non-current liabilities, on the consolidated balance sheets.
During the year ended December 31, 2020, the Company entered into negotiations with landlords to terminate lease agreements, for twelve different properties for a total approximately 62,113 square feet of office space located in Canada and the United States. The termination of the leases is expected to reduce cash needs by approximately $1.9 million over the remaining life of the original leases through April 30, 2025. As of December 31, 2020, the Company concluded negotiations on three properties and agreed to make payments to the landlord totaling approximately $0.4 million in release of all future obligations under the leases.
DMSH Unit Redemption Rights
The Amended and Restated Partnership Agreement includes provisions intended to ensure that the Company at all times maintains a one-to-one ratio between (i) the number of outstanding shares of Class A Common Stock (including the number of shares of Class A Common Stock into which all of the outstanding shares of Class C Common Stock are convertible in accordance with the Company Certificate of Incorporation) and (ii) the aggregate number of DMSH Units owned by DMS Inc., its subsidiaries and any consolidated, combined, unitary or similar group of entities that join in filing any tax return with DMS Inc.